                                                                   Exhibit 10.26

                              WAIVER AGREEMENT

     THIS WAIVER AGREEMENT, dated as of November 9, 2001 (this "Agreement"), is
                                                                ---------
by and among SPIEGEL. INC., a Delaware corporation (the "Company"), BANK OF
                                                         -------
AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) ("Bank of America"), as Administrative Agent (in such capacity, the
               ---------------
"Administrative Agent").  and the Banks party hereto. Terms used but not
 --------------------
otherwise defined herein shall have the meanings provided in the L/C Facility Agreement referred to below.

                                  WITNESSETH

     WHEREAS, the Company, the Administrative Agent and the Banks from time to time party thereto entered into that certain Letter of Credit Facility Agreement, dated as of September 27, 1996 (as amended from time to time, the "L/C Facility Agreement"); and
 ----------------------

     WHEREAS, the Required Banks have agreed to waive certain provisions of the L/C Facility Agreement as provided in this Agreement.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

     SECTION 1. WAIVER. Effective on (and subject to the occurrence of) the
                ------
Agreement Effective Date (as defined in Section 2 of this Agreement), the Required Banks hereby waive any Default or Event of Default under Section 7.01(d) of the L/C Facility Agreement arising solely as a result of the Company failing to be in compliance with (a) the fixed charge coverage ratio under any of the Company's other debt agreements as of (i) the Company's 2001 fiscal year-end and (ii) the end of the first quarter of the Company's 2002 fiscal year and (b) the debt/EBITDAR leverage ratio under any of the Company's other debt agreements as of the Company's 2001 fiscal year-end. The waiver set forth in this Section 1 is a one-time waiver that will expire on June 15, 2002 (unless extended in writing by the Required Banks) and such Waiver shall not be construed to be (x) a waiver of any other Default or Event of Default that may exist or (y) an amendment of or modification to the L/C Facility Agreement. Notwithstanding the foregoing, the waiver in this Section 1 shall expire on November 30, 2001 unless the Administrative Agent shall have received evidence (in form and substance satisfactory to the Administrative Agent) that the Company has obtained waiver agreements waiving compliance with the financial covenants referenced in clauses (a) and (b) of this Section 1, for the respective periods referenced in such clauses, under its term loan agreements.

     SECTION 2 EFFECTIVENESS. The waiver set forth in Section 1 above shall become effective on such date (the "Agreement Effective Date") when (a) the
                                    ------------------------
Administrative Agent and the Company shall have received counterparts of this Agreement executed on behalf of the Company and the Required Banks, (b) the Administrative Agent shall have received executed counterparts of a Reaffirmation of Guaranty in the form of Exhibit A hereto on behalf of all the
                                         ---------
Guarantors, (c) the Administrative Agent shall have received evidence (in form and substance satisfactory to the Administrative Agent) that the Company has obtained waiver agreements

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waiving compliance with the financial covenants referenced in clauses (a) and
(b) of Section 1 above, for the respective periods referenced in such clauses, under its revolving credit agreements and (d) the Administrative Agent shall have received, for the pro rata benefit of the Banks consenting to this Agreement on or before November 9, 2001, a waiver fee equal to 25 basis points on the aggregate commitment amounts of such consenting Banks.

     SECTION 3 REPRESENTATIONS AND WARRANTIES.

     Section 3.1. In order to further induce the Required Banks to agree to the waiver set forth in Section 1 above, the Company makes the following representations and warranties, which shall survive the execution and delivery of this Agreement:

            (a)   No Event of Default has occurred and is continuing;

            (b)   Each of the representations and warranties set forth in
Article V of the L/C Facility Agreement are true and correct as though such representations and warranties were made at and as of the Agreement Effective Date (as defined in Section 2 above) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case, such representations and warranties shall be made as of such specified date or with respect to such specified period Each of the representations and warranties made under the L/C Facility Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Agreement;

            (c) The Company has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if it has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Banks' execution and delivery of this Agreement.

     SECTION 4.   MISCELLANEOUS PROVISIONS.

     Section 4.1  Severability.  Any provision of this Agreement or any other
                  ------------
Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction

     Section 4.2  Execution in Counterparts; Telecopy.  This Agreement may be
                  -----------------------------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by telecopy shall be as effective as an original and shall constitute that an original will be delivered.

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     Section 4.3  Governing Law; Entire Agreement.  THIS AMENDMENT SHALL BE
                  -------------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO THE BANKS. This Agreement, the L/C Facility Agreement, the Subsidiary L/C Guaranty and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto and except as mended hereby remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 4.4  Expenses.  The Company agrees to pay all reasonable costs and
                  --------
expenses incurred in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

     Section 4.5 Successor and Assigns.  This Agreement shall be binding upon
                 ---------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or
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transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Bank.

                          [signature pages follow]

                                                               Signature Page to
                                                          Waiver Agreement under
                              Spiegel, Inc. Letter of Credit Facility Agreement
                                                                   November 2001

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be executed by their respective officers thereto duly authorized as of the day and year first above written.

COMPANY:                                     SPIEGEL, INC.
-------

                                             By:/s/ John R. Steele
                                                ------------------
                                             Name: John R. Steele
                                             Title: Vice President and Treasurer

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                                                               Signature Page to
                                                          Waiver Agreement under
                               Spiegel, Inc. Letter of Credit Facility Agreement
                                                                   November 2001

BANKS:                                BANK OF AMERICA, N.A.,
-----
                                      individually in its capacity as a Bank and in its capacity as Administrative Agent

                                       By:/s/ Timothy H. Spanos
                                          ---------------------
                                       Name:   Timothy H. Spanos
                                            --------------------
                                       Title:  Managing Director
                                             -------------------

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                                                               Signature Page to
                                                          Waiver Agreement under
                               Spiegel, Inc. Letter of Credit Facility Agreement
                                                                   November 2001

                                    THE BANK OF NEW YORK

                                    By:/s/ Charlotte Sohn Fuiks
                                       ------------------------
                                    Name:  Charlotte Sohn Fuiks
                                         ----------------------
                                    Title:  Vice President
                                          ---------------------

                                                               Signature Page to
                                                          Waiver Agreement under
                               Spiegel, Inc. Letter of Credit Facility Agreement
                                                                   November 2001

                                    HSBC BANK USA

                                    By:/s/ Anne Serewicz
                                       -----------------
                                    Name:  Anne Serewicz
                                         ---------------
                                    Title: Senior Vice President
                                          ----------------------

                                                               Signature Page to
                                                          Waiver Agreement under
                               Spiegel, Inc. Letter of Credit Facility Agreement
                                                                   November 2001

                                    ABN AMRO BANK N.V.

                                    By:/s/ John E. Robertson
                                       -----------------------------
                                    Name:  John E. Robertson
                                         ---------------------------
                                    Title: Group Vice President
                                          --------------------------

                                          /s/ Peter J. Hallan

                                              Peter J. Hallan
                                              Vice President

                                  EXHIBIT A
                                  ---------

                          REAFFIRMATION OF GUARANTY
                          -------------------------

     Each of the undersigned (i) acknowledges receipt of a copy of the Waiver Agreement dated as of November 9, 2001 among Spiegel, Inc., Bank of America, N.A., as Administrative Agent, and the Banks party thereto (the "Waiver
                                                                 ------
Agreement"), (ii) consents to such agreement and each of the transactions
---------
referenced therein and (iii) hereby reaffirms its obligations under the Subsidiary L/C Guaranty in favor of the Administrative Agent and the Banks. Terms used but not otherwise defined herein shall have the meanings provided in the L/C Facility Agreement referred to in the Waiver Agreement.

     Dated as of November 9.2001

SPIEGEL PUBLISHING COMPANY                        EDDIE BAUER,.INC.

By:/s/ John R. Steele                             By:/s/ John R. Steele
   ------------------                                ------------------
   Name: John R. Steele                           Name: John R. Steele
   Title: Treasurer                               Title: Treasurer

SPIEGEL CATALOG, INC.                             ULTIMATE OUTLET INC.

By:/s/ John R. Steele                             By:/s/ John R. Steele
   ------------------                                ------------------
   Name: John R. Steele                           Name: John R. Steele
   Title: Treasurer                               Title: Treasurer

DISTRIBUTION FULFILLMENT SERVICES, INC.           NEWPORT NEWS, INC.

By:/s/ John R. Steele                             By:/s/ John R. Steele
   ------------------                                ------------------
   Name: John R. Steele                           Name: John R. Steele
   Title: Treasurer                               Title: Treasurer